EXHIBIT 10.23a

                               FIRST AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
                             (SYNDICATED AGREEMENT)

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (SYNDICATED AGREEMENT) (this "Amendment") is entered into as of this 17th day of December, 1999, by and among MORTGAGE.COM, INC., a Florida corporation, f/k/a First Mortgage Network, Inc. (the "Company"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), and BANK UNITED, a federal savings bank ("Bank United") (RFC, Bank United and any Additional Lender as may from time to time become parties hereto are referred to as the "Lenders"), and RFC as credit agent for the Lenders (in such capacity, the "Credit Agent").

         WHEREAS, the Company, the Lenders and the Credit Agent have entered into a revolving warehouse facility with a present Credit Limit of $90,000,000 (the "Commitment"), as evidenced by a Second Amended and Restated Warehousing Credit and Security Agreement (Syndicated Agreement) dated November 12, 1999, as the same may have been amended or supplemented (the "Agreement");

         WHEREAS, the Company has requested the Lenders to increase the wet settlement sublimit, and the Lenders have agreed to such increase in the wet settlement sublimit subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. The effective date "Effective Date") of this Amendment shall be December 21, 1999, the date on which the Company has complied with all the terms and conditions of this Amendment.

         3. The EXHIBIT M attached to the Agreement is hereby deleted in its entirety and replaced with the new EXHIBIT M attached to this Amendment. All references in the Agreement to EXHIBIT M shall be deemed to refer to the new EXHIBIT M.

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          4. The Company shall deliver to the Credit Agent (a) an original of this Amendment, executed by the Company, the Lenders and the Credit Agent, (b) an executed Certificate of Secretary with corporate resolutions, (c) a modification fee in the amount of $500 each payable to Bank United and RFC; and
(d) a documentation fee in the amount of $125 payable to the Credit Agent.

          5. The Company represents, warrants and agrees that (a) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein,
(b) the Lenders are not in default under any of the Loan Documents and the Company has no offset or defense to their performance or obligations under any of the Loan Documents, (c) the representations contained in the Loan Documents remain true and accurate in all respects, and (d) there have been no material adverse change in the financial condition of the Company, from the date of the Agreement to the date of this Amendment.

          6. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Lenders have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                    COMPANY:

                                    MORTGAGE.COM, INC.,
                                    a Florida corporation,
                                    f/k/a First Mortgage Network, Inc.

                                    By: /S/  EDWIN JOHNSON
                                       -------------------------------
                                     Its:  CFO
                                         -----------------------------

                                    Notice Address:
                                    Mortgage.Com, Inc.
                                    8751 Broward Boulevard
                                    Plantation, FL 33324
                                    Attention: Edwin Johnson
                                    Telecopier No.: 1-888-351-9588
                                                   -------------------

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STATE OF FLORIDA     )
                     )  ss
COUNTY OF BROWARD    )

         On December 22, 1999 before me, a Notary Public, personally appeared Edwin Johnson, the CFO of MORTGAGE.COM, INC., a Florida corporation, f/k/a First Mortgage Network, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                /s/ RITA A. OCCHIONERO
                                                -----------------------------
                                                Notary Public
     (SEAL)                                     My Commission Expires: 12/18/01

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                                            CREDIT AGENT:
                                            RESIDENTIAL FUNDING CORPORATION,
                                            a Delaware corporation

                                            By: /s/ JIM CLAPP
                                               -------------------------------
                                            Its: Director

                                            Notice Address:
                                            4800 Montgomery Lane
                                            Suite 300
                                            Bethesda, Maryland 20814
                                            Attention: Jim Clapp
                                                           Director
                                            Telecopier No.: (301) 215-6288

                                            LENDERS:
                                            RESIDENTIAL FUNDING CORPORATION,
                                            a Delaware corporation

                                            By: /s/ JIM CLAPP
                                               -------------------------------
                                            Its: Director

                                            Notice Address:
                                            4800 Montgomery Lane
                                            Suite 300
                                            Bethesda, Maryland 20814
                                            Attention:   Jim Clapp
                                                            Director
                                            Telecopier No.: (301) 215-6288


STATE OF MARYLAND       )
                        )  ss
COUNTY OF MONTGOMERY    )

         On December 21, 1999 before me, a Notary Public, personally appeared Jim Clapp, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                          /s/ STEPHANIE VON DEM HAGEN
                                          --------------------------------------
                                          Notary Public
                                          My Commission Expires:
           (SEAL)                                               ----------------

                                                  STEPHANIE von dem HAGEN
                                              NOTARY PUBLIC STATE OF MARYLAND
                                          My Commission Expires October 15, 2001

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                                          BANK UNITED,
                                          a federal savings bank

                                          By:            [ILLEGIBLE]
                                             -----------------------------------
                                          Its: Regional Director
                                              ----------------------------------

                                          Notice Address:

                                          1629 Indian River Drive
                                          --------------------------------------
                                          Cocoa, Florida 32922
                                          --------------------------------------
                                          Attention:
                                                    ----------------------------
                                          Telecopier No. (407) 638-3399
                                                        ------------------------
STATE OF FLORIDA        )
                        )  ss
COUNTY OF BREVARD       )

         On December 22, 1999 before me, a Notary Public, personally appeared Melanie Canington, the Regional Director of BANK UNITED, a federal savings bank, personally known to me (or PROVED TO ME ON THE BASIS OF SATISFACTORY EVIDENCE) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/SHE executed the same in his/her authorized capacity, and that by his/HER signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                       /s/ ANNIE CHARLENE WHALEY
                                       -----------------------------------------
                                       Notary Public
                                       My Commission Expires: December 1, 2001
           (SEAL)                                            -------------------


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